Exhibit 10.2

SECOND AMENDMENT
TO THE
ENSCO INTERNATIONAL INCORPORATED
2005 LONG-TERM INCENTIVE PLAN

(As Revised and Restated on December 22, 2009 and
As Assumed by Ensco plc as of December 23, 2009)

THIS AMENDMENT is effective the twenty-third day of August 2011, by Ensco plc, having its principal office in London, England (hereinafter referred to as the “Company”).

WITNESSETH:

WHEREAS, ENSCO International Incorporated adopted the ENSCO International Incorporated 2005 Long-Term Incentive Plan (the “Plan”) effective January 1, 2005;

WHEREAS, the Plan was revised and restated on December 22, 2009;

WHEREAS, the Plan was assumed by the Company effective as of December 23, 2009;

WHEREAS, the Board of Directors of the Company, upon recommendation of its Compensation Committee during its regular meeting held on 23 August 2011, has approved this Second Amendment to the revised and restated Plan during a regular meeting held on 23 August 2011; and

WHEREAS, the Company now desires to adopt this Second Amendment to the revised and restated Plan in order to (i) amend the definition of “Committee” in Section 2 of the Plan to reflect the bifurcation of the Nominating, Governance and Compensation Committee, (ii) correct the reference to Section 9(b) of the Plan contained in Section 5(a) of the Plan to Section 9(c), and (iii) delete Section 14(e) of the Plan;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following Second Amendment to the revised and restated Plan:

1. The definition of “Committee” in Section 2 of the Plan is hereby deleted and replaced in the entirety to read as follows:

“Committee” shall mean the Compensation Committee of the Board, the Executive Compensation Subcommittee of the Compensation Committee of the Board or such other Committee or subcommittee as may be appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors.

2. The reference to Section 9(b) of the Plan contained in Section 5(a) of the Plan is hereby corrected to Section 9(c).

3. The text in Section 14(e) of the Plan is hereby deleted in the entirety and shall be replaced with “Intentionally omitted”.

 IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Second Amendment to be executed effective as first above written.

ENSCO PLC /s/ Brady K. Long__________________________ By: Brady K. Long Its: Vice President, General Counsel and Secretary